Financial Risk Management and Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial Risk Management and Fair Values of Financial Instruments
3.	FINANCIAL RISK MANAGEMENT AND FAIR VALUES OF FINANCIAL INSTRUMENTS

3.1	Financial risk factors
The Group’s operating activities expose it to a variety of financial risks: mark
e
t risk (including foreign currency risk, price risk, cash flow and fair value interest rate risk), credit risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.
Financial risk management is carried out by the Group’s headquarter, following the overall direction determined by the Executive Directors of the Company. The Group’s headquarter identifies and evaluates financial risks in close co-operation
with the Group’s operating units.

(a)	Market risk

(i)	Foreign exchange risk
The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. The Group is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to US dollars, HK dollars and Euro. Exchange risk mainly exists with respect to the balances with international carriers, cash and cash equivalents and financial assets denominated in foreign currencies.
The Group’s headquarter is responsible for monitoring the amount of monetary assets and liabilities denominated in foreign currencies. From time to time, the Group may consider entering into forward exchange contracts or currency swap contracts to mitigate the foreign exchange risk. During the years of 2018, 2019 and 2020, the Group had not entered into any forward exchange contracts or currency swap contracts.
The following table details the Group’s exposure at the end of the reporting period to currency risk arising from recognized assets or liabilities denominated in a currency other than the functional currency of the entity to which they relate and have been translated to RMB at the applicable rates quoted by the PBOC as of December 31, 2019 and 2020.

	2019			2020
	Original currency millions	Exchange rate	RMB equivalent millions	Original currency millions	Exchange rate	RMB equivalent millions
Cash and cash equivalents:
- denominated in HK dollars	35	0.90	31	48	0.84	40
- denominated in US dollars	166	6.98	1,160	353	6.52	2,305
- denominated in Euro	19	7.82	146	30	8.03	241
- denominated in Japanese Yen	31	0.06	2	—	0.06	—
- denominated in SGD	1	5.17	6	1	4.93	7
- denominated in AUD	1	4.88	4	—	5.02	1

Sub-total			1,349			2,594

Accounts receivable:
- denominated in HK dollars	2	0.90	2	1	0.84	1
- denominated in US dollars	231	6.98	1,612	219	6.52	1,429
- denominated in Euro	2	7.82	16	2	8.03	16

Sub-total			1,630			1,446

Financial assets measured at FVOCI:
- denominated in Euro	400	7.82	3,125	208	8.03	1,672

Total			6,104			5,712

Borrowings:
- denominated in US dollars	33	6.98	232	31	6.52	204
- denominated in Euro	5	7.82	42	2	8.03	18

Sub-total			274			222

Accounts payable:
- denominated in US dollars	62	6.98	433	36	6.52	235
- denominated in Euro	1	7.82	8	1	8.03	8

Sub-total			441			243

Total			715			465

The Group did not have and does not believe it will have any difficulties in exchanging its foreign currency cash into RMB at the exchange rates quoted by the PBOC.
As of December 31, 2020, if the RMB had strengthened/weakened by 10% against foreign currencies, primarily with respect to US dollars, HK dollars, Euro, Japanese Yen, SGD and AUD, while all other variables are held constant, the effect on income after tax would be approximately RMB268 million (2018: approximately RMB131 million; 2019: approximately RMB170 million) for cash and cash equivalents, borrowings, accounts receivable and accounts payable denominated in foreign currencies, and the effect on other comprehensive income would be approximately RMB167 million (2018: approximately RMB370 million; 2019: approximately RMB313 million) for financial assets denominated in foreign currency, which were recorded in fair value through other comprehensive income.
(ii)	Price risk
The Group is exposed to equity securities price risk because investments held by the Group are classified in the consolidated statements of financial position as financial assets measured at FVOCI.
The financial assets measured at FVOCI comprise primarily equity securities of Telefónica S.A. (“Telefónica”). As of December 31, 2020, if the share price of Telefónica had increased/decreased by 10%, while the exchange rate of RMB against Euro is held constant, the effect on other comprehensive income would be approximately RMB167 million (2018: approximately RMB370 million; 2019: approximately RMB313 million).

(iii)	Cash flow and fair value interest rate risk
The Group’s interest-bearing assets are mainly represented by bank deposits and debt securities measured at FVOCI (recycling).
Management does not expect the changes in market deposit interest rates will have significant impact on the financial statements as the deposits are all short-term in nature and the interest involved will not be significant.
The Group’s interest rate risk mainly arises from interest-bearing borrowings including bank loans, commercial papers, promissory notes, corporate bonds, related parties loans and lease liabilities. Borrowings issued at floating rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk upon renewal. The Group determines the amount of its fixed rate or floating rate borrowings depending on the prevailing market conditions. During the years of 2019 and 2020, the Group’s borrowings were mainly at fixed rates and were mainly denominated in RMB.
Increases in interest rates will increase the cost of new borrowing and the interest expense with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. Management continuously monitors the interest rate position of the Group and makes decisions with reference to the latest market conditions. From time to time, the Group may enter into interest rate swap agreements to mitigate its exposure to interest rate risks in connection with the floating rate borrowings, although the Group did not consider it was necessary to do so in the years of 2019 and 2020.
As at December 31, 2020, the Group had approximately RMB12,910 million (2019: approximately RMB19,496 million) of floating rate borrowings and short-term fixed rate borrowings and approximately RMB37,900 million (2019: approximately RMB42,669 million) of long-term fixed rate borrowings and lease liabilities.
For the year ended December 31, 2020, if interest rates on the floating rate borrowings and short-term fixed rate borrowings had increased/decreased 50 basic points while all other variables are held constant, the effect on income after tax is approximately RMB48 million (2018: approximately RMB74 million; 2019: approximately RMB73 million).
(b)	Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group Credit risk is managed on a group basis. Credit risk arises from cash and cash equivalents and short-term bank deposits with banks, as well as credit exposures to major corporate customers, individual subscribers and general corporate customers, related parties and other operators.
To limit exposure to credit risk relating to cash and cash equivalents and short-term bank deposits, the Group primarily places cash and cash equivalents and short-term bank deposits only with large state-owned financial institutions in the PRC and other banks with acceptable credit ratings. Therefore, the Group expects that there is no significant credit risk and does not expect that there will be any significant losses from non-performance
by these counterparties.
In addition, the Group has no significant concentrations of credit risk with respect to individual subscribers and corporate customers. The Group has policies to limit the credit exposure on receivables for services and sales of mobile handsets. The Group assesses the credit quality of all its customers and sets credit limits on them by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The normal credit period granted by the Group to individual subscribers and general corporate customers is 30 days from the date of billing unless they meet certain specified credit assessment criteria. For major corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding 1 year. The utilization of credit limits and settlement pattern of customers are regularly monitored by the Group. In respect of other receivables, individual credit evaluations are performed on all counterparties requiring credit over a certain amount. These evaluations focus on the counterparties’ past history of making payments when due and current ability to pay, and take into account information specific to the counterparties as well as the economic environment in which the counterparties operates.
Credit risk relating to amounts due from related parties and other telecommunications operators is not considered to be significant as these companies are reputable and their receivables are settled on a regular basis.
(c)	Liquidity risk
Prudent liquidity risk management includes maintaining sufficient cash and availability of funds including the raising of bank loans and issuance of commercial papers, promissory notes and corporate bonds. Due to the dynamic nature of the underlying business, the Group’s headquarter maintains flexibility in funding through having adequate amount of cash and cash equivalents and utilizing different sources of financing when necessary.
The following tables show the undiscounted balances of the financial liabilities (including interest expense) categorized by time from the end of the period under review to the contractual maturity date:

	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Carrying amounts
At December 31, 2019
Long-term bank loans	448	434	1,344	1,710	3,306
Promissory notes	34	34	1,030	—	998
Corporate bonds	108	1,088	2,034	—	2,998
Lease liabilities	11,085	10,183	12,112	1,430	32,325
Other obligations	2,657	46	29	49	2,778
Short-term bank loans	5,704	—	—	—	5,564
Commercial papers	9,116	—	—	—	8,995
Accounts payable and accrued liabilities	121,564	—	—	—	121,564
Amounts due to ultimate holding company	1,779	—	—	—	1,779
Amounts due to related parties	7,984	132	3,304	—	10,893
Amounts due to domestic carriers	2,174	—	—	—	2,174
Dividend payable	920	—	—	—	920

	163,573	11,917	19,853	3,189	194,294

At December 31, 2020
Long-term bank loans	428	469	1,215	1,372	2,900
Promissory notes	34	1,030	—	—	998
Corporate bonds	1,088	2,034	—	—	2,999
Lease liabilities	11,757	10,352	6,203	1,498	27,961
Other obligations	2,529	15	27	58	2,627
Short-term bank loans	751	—	—	—	740
Commercial papers	7,007	—	—	—	7,000
Accounts payable and accrued liabilities	134,437	—	—	—	134,437
Bills payable	5,482	—	—	—	5,482
Amounts due to ultimate holding company	1,640	—	—	—	1,640
Amounts due to related parties	9,315	132	3,172	—	12,225
Amounts due to domestic carriers	2,291	—	—	—	2,291

	176,759	14,032	10,617	2,928	201,300

Regarding the Group’s use of the going concern basis for the preparation of its financial statements, please refer to Note 2.2(a) for details.

3.2	Capital risk management
The Group’s objectives when managing capital are:

•	To safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders.

•	To support the Group’s stability and growth.

•	To provide capital for the purpose of strengthening the Group’s risk managemen t capability.
In order to maintain or adjust the capital structure, the Group reviews and manages its capital structure actively and regularly to ensure optimal capital structure and shareholder returns, taking into account the future capital requirements of the Group and capital efficiency, prevailing and projected profitability, projected operating cash flows, projected capital expenditures and projected strategic investment opportunities.
The Group monitors capital on the basis of the
debt-to-capitalization
ratio. This ratio is calculated as interest-bearing debts over interest-bearing debts plus total equity. Interest-bearing debts represent commercial papers, short-term bank loans, long-term bank loans, promissory notes, corporate bonds, lease liabilities, and amounts due to related parties, as shown in the consolidated statements of financial position. The interest-bearing debts do not include balance of deposits received by Finance Company from Unicom Group and its subsidiaries and an associate of RMB5,112 million and of RMB58 million, respectively, as of December 31, 2020 (2019: RMB4,879 million and RMB8 million, respectively).
The Group’s
debt-to-capitalization
ratios are as follows:

	December 31, 2019	December 31, 2020
Interest-bearing debts:
- Short-term bank loans	5,564	740
- Long-term bank loans	2,869	2,482
- Promissory notes	998	998
- Corporate bonds	2,998	1,999
- Commercial papers	8,995	7,000
- Lease liabilities (non-current portion)	21,535	16,458
- Amounts due to related parties	3,092	3,042
- Current portion of long-term bank loans	437	418
- Current portion of corporate bonds	—	1,000
- Lease liabilities (current portion)	10,790	11,503

	57,278	45,640
Total equity	320,755	327,520

Interest-bearing debts plus total equity	378,033	373,160

Debt-to-capitalization ratio	15.2%	12.2%

3.3	Fair value estimation
Financial assets of the Group mainly include cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, contract assets, amounts due from ultimate holding company, related parties and domestic carriers, financial assets measured at fair value. Financial liabilities of the Group mainly include accounts payable and accrued liabilities, short-term bank loans, commercial papers, corporate bonds, promissory notes, long-term bank loans, other obligations and amounts due to ultimate holding company, related parties and domestic carriers.

(a)	Financial assets measured at fair value
The table below analyzes financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

•	Level 1 valuation: unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 valuation: observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs for which market data are not available.

•	Level 3 valuation: fair value measured using significant unobservable inputs.
The following table presents the Group’s assets that are measured at fair value at December 31, 2019:

	Level 1	Level 2	Level 3	Total
Recurring fair value measurement:
Equity securities measured at FVOCI (non-recycling)	3,268	—	55	3,323
Financial assets measured at FVPL	151	51	568	770

Total	3,419	51	623	4,093

The following table presents the Group’s assets that are measured at fair value at December 31, 2020:

	Level 1	Level 2	Level 3	Total
Recurring fair value measurement:
Equity securities measured at FVOCI (non-recycling)	1,786	—	52	1,838
Financial assets measured at FVPL	1,465	100	929	2,494
Debt securities measured at FVOCI (recycling)	23,350	—	—	23,350

Total	26,601	100	981	27,682

The fair value of financial instruments traded in active markets is based on quoted market prices at the statements of financial position date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1 and comprise primarily equity securities of Telefónica, debt securities issued by banks which are classified as financial assets measured at FVOCI and certain equity investments, investments in monetary funds and wealth management products which are classified as financial assets measured at FVPL.
During the years ended December 31, 2018, 2019 and 2020, there were no transfer between Level 1 and Level 2, or transfer into or out of Level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as of the end of the reporting period in which they occur.
(b)	Fair value of financial liabilities carried at other than fair value
As of December 31, 2019 and 2020. the carrying amounts, fair values and the level of fair values of the Group’s financial liabilities carried at amortized cost are disclosed below:

	Carrying amount as of December 31, 2019	Fair value as of December 31, 2019	Carrying amount as of December 31, 2020	Fair value as of December 31, 2020	Fair value measurement as of December 31, 2020 categorized into
					Level 1	Level 2	Level 3
Non-current portion of long-term bank loans	2,869	2,849	2,482	2,552	—	2,552	—
Non-current portion of promissory notes	998	1,010	998	1,005	1,005	—	—
Non-current portion of corporate bonds	2,998	3,081	1,999	2,050	2,050	—	—
The fair value of the
non-current
portion of long-term bank loans is based on the expected cash flows of principal and interests payment discounted at market rates ranging from 0.57% to 4.35% (2019: 0.70% to 4.41%)

per annum.
Besides, the carrying amounts of the Group’s other financial assets and liabilities carried at amortized cost approximated their fair values as of December 31, 2019 and 2020 due to the nature or short maturity of those instruments.